UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2016

ROCK CREEK PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-15324 (Commission File Number)	52-1402131 (IRS Employer Identification No.)

2040 Whitfield Avenue, Suite 300

Sarasota, Florida 34243

(Address of principal executive offices, including zip code)

844-727-0727

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2016, the Board of Directors (the “Board”) of Rock Creek Pharmaceuticals, Inc. (the “Company”) adopted the Rock Creek Pharmaceuticals, Inc. 2016 Omnibus Incentive Plan (the “2016 Plan”). A brief description of the terms and conditions of the 2016 Plan are set forth below.

2016 Omnibus Incentive Plan

The 2016 Plan authorizes the issuance of stock options, stock appreciation rights, performance shares, performance units, restricted stock, restricted stock units, shares of the Company’s common stock, dividend equivalent units, incentive cash awards or other awards based on the Company’s common stock. Awards may be granted alone or in addition to, in tandem with, or in substitution for any other award (or any other award granted under another incentive plan of the Company or of any of the Company’s affiliates).

Purpose. The two complementary purposes of the 2016 Plan are to help the Company attract, retain, focus and motivate the Company’s executives and other key employees, directors, consultants and advisors and to increase stockholder value. The 2016 Plan will accomplish these purposes by offering participants the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of such common stock or receive other incentive compensation on the potentially favorable terms that the 2016 Plan provides.

Administration. The Company’s 2016 Plan will be administered by the Board’s compensation committee, the Board, or another committee (the applicable committee or the Company’s Board, as the case may be, is hereinafter referred to as the “Administrator”). The Administrator may designate any of the following as a participant under the 2016 Plan to the extent consistent with its authority: any officer or other employee of the Company or its affiliates; any individual whom the Company or an affiliate have engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its affiliates; or any director, including a non-employee director.

The Administrator has full discretionary authority to administer the 2016 Plan, including but not limited to the authority to: (i) interpret the provisions of the 2016 Plan; (ii) prescribe, amend and rescind rules and regulations relating to the 2016 Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the 2016 Plan, any award or any award agreement in the manner and to the extent it deems desirable to carry the 2016 Plan or such award into effect; and (iv) make all other determinations necessary or advisable for the administration of the 2016 Plan. All Administrator determinations will be made in the sole discretion of the Administrator and are final and binding on all interested parties.

The Board may delegate some or all of its authority under the 2016 Plan to a committee of the Board, and the compensation committee may delegate some or all of its authority under the 2016 Plan to a sub-committee or one or more of the Company’s officers, subject in each case to limitations specified in the 2016 Plan.

Number and sources of shares. An aggregate of six million (6,000,000) shares of the Company’s common stock have been reserved for issuance under the 2016 Plan, all of which may be issued upon the exercise of incentive stock options. The shares reserved for issuance may be either authorized and unissued shares or shares held as treasury stock. The number of shares reserved for issuance under the 2016 Plan is reduced by the maximum number of shares, if any, that may be payable under an award as determined on the date of the grant of the award.

If (i) an award granted under the 2016 Plan lapses, expires, terminates or is cancelled without the issuance of shares under the award (whether due currently or on a deferred basis); (ii) it is determined during or at the conclusion of the term of an award granted under the 2016 Plan that all or some portion of the shares with respect to which the award was granted will not be issuable, or that other compensation with respect to shares covered by the award will not be payable on the basis that the conditions for such issuance will not be satisfied; (iii) shares are forfeited under an award; (iv) shares are issued under any award and the Company reacquires them pursuant to rights the Company reserved upon the issuance of the shares; or (v) shares are tendered to satisfy the exercise price of an award or federal, state or local tax withholding obligations, then such shares will be recredited to the 2016 Plan’s reserve and may again be used for new awards under the 2016 Plan. However, shares recredited to the 2016 Plan’s reserve under clause (iv) or (v) may not be issued pursuant to incentive stock options.

Eligibility. Incentive stock options may only be granted to the Company and the Company’s subsidiaries’ employees. All other awards may be granted to the Company and the Company’s subsidiaries’ employees, officers, directors and key persons (including consultants and prospective employees).

Amendment or termination of the 2016 Plan. The 2016 Plan terminates when all shares reserved for issuance under the 2016 Plan have been issued, subject to the Board’s right to terminate the 2016 Plan at any time. In addition, the Board or the Administrator may amend plan at any time, except:

(i) the Board must approve any amendment to the 2016 Plan if the Company determines such approval is required by prior action of the Board, applicable corporate law or any other applicable law; and

(ii) stockholders must approve any amendment to the 2016 Plan if the Company determines that such approval is required by Section 16 of the Exchange Act, the listing requirements of any principal securities exchange or market on which the Company’s common stock is then traded, or any other applicable law.

The Administrator generally may modify, amend or cancel any award or waive any restrictions or conditions applicable to any award or the exercise of the award. Any modification or amendment that materially diminishes the rights of the participant or any other person who may have an interest in the award, or that cancels any award, will be effective only if agreed to by that participant or other person. The Administrator does not need to obtain participant or other interested party consent, however, for the adjustment or cancellation of an award pursuant to the adjustment provisions of the 2016 Plan or the modification of an award to the extent deemed necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Company’s common stock is then traded, to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any award for the Company, or to the extent the Administrator determines that the action does not materially and adversely affect the value of an award or that such action is in the best interest of the affected participant or any other person(s) with an interest in the award.

The authority of the Administrator to terminate or modify the 2016 Plan or awards will extend beyond the termination date of the 2016 Plan. In addition, termination of the 2016 Plan will not affect the rights of participants with respect to awards previously granted to them, and all unexpired awards will continue in force after termination of the 2016 Plan except as they may lapse or be terminated by their own terms and conditions.

Options and stock appreciation rights. Under the 2016 Plan, the Administrator has the authority to grant stock options and to determine all terms and conditions of each stock option including but not limited to whether the option is an “incentive stock option” which meets the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or a “nonqualified stock option” which does not meet the requirements of Code Section 422. A stock option gives the participant the right to purchase shares of the Company’s common stock at a fixed price, called the “option price,” after the vesting conditions of the option are met and prior to the date the option expires or terminates. The Administrator fixes the option price per share of common stock, which may not be less than the fair market value of the common stock on the date of grant. The Administrator determines the expiration date of each option, but the expiration date cannot be later than ten (10) years after the grant date. Options are exercisable at such times and are subject to such restrictions and conditions as the Administrator deems necessary or advisable. The stock option exercise price is payable to the Company in full upon exercise.

Pursuant to the 2016 Plan, the Administrator has the authority to grant stock appreciation rights. A stock appreciation right is the right of a participant to receive cash in an amount, and/or common stock with a fair market value, equal to the appreciation of the fair market value of a share of the Company’s common stock during a specified period of time. The 2016 Plan provides that the Administrator determine all terms and conditions of each stock appreciation right, including, among other things: whether the stock appreciation right is granted independently of a stock option or relates to a stock option; a grant price that is not less than the fair market value of the common stock subject to the stock appreciation right on the date of grant; a term that must be no later than ten (10) years after the date of grant; and whether the stock appreciation right will settle in cash, common stock or a combination of the two.

The specific terms and conditions of a participant’s option will be set forth in an award agreement delivered to the participant in the form of 2016 Omnibus Incentive Plan Stock Option Award Agreement (together with any other award agreement granting awards pursuant to the 2016 Plan, the “Award Agreement”), a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Backdating prohibited. The Administrator may not grant a stock option or stock appreciation right with a grant date that is effective prior to the date the Administrator takes action to approve such award.

Performance and stock awards. Pursuant to the 2016 Plan, the Administrator has the authority to grant awards of restricted stock, restricted stock units, performance shares or performance units. Restricted stock means shares of common stock the Company that are subject to a risk of forfeiture, restrictions on transfer or both a risk of forfeiture and restrictions on transfer. Restricted stock unit means the right to receive a payment equal to the fair market value of one share of the Company’s common stock. Performance shares means the right to receive shares of the Company’s common stock to the extent performance goals are achieved. Performance unit means the right to receive a payment valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of the Company’s common stock, to the extent performance goals are achieved.

The Administrator determines all terms and conditions of these types of awards, including, among other things: whether performance goals need to be achieved for the participant to realize any portion of the benefit provided under the award; whether the restrictions imposed on restricted stock or restricted stock units will lapse, and any portion of the performance goals subject to an award will be deemed achieved, upon a participant’s death, disability or retirement; the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the award is made; with respect to performance units, whether to measure the value of each unit in relation to a designated dollar value or the fair market value of one or more shares of the Company’s common stock; and, with respect to restricted stock units and performance units, whether the awards settle in cash, in shares of the Company’s common stock, or in a combination of the two.

The specific terms and conditions of a participant’s award of restricted stock, restricted stock units, performance shares or performance units will be set forth in an Award Agreement delivered to the participant.

Dividend equivalent rights. Pursuant to the 2016 Plan, the Administrator has the authority to grant dividend equivalent units in connection with awards other than options, stock appreciation rights or other stock rights within the meaning of Code Section 409A. A dividend equivalent unit is the right to receive a payment, in cash or shares of the Company’s common stock, equal to the cash dividends or other distributions that the Company pays with respect to a share of the Company’s common stock. No dividend equivalent unit granted in tandem with another award may include vesting provisions more favorable to the participant than the vesting provisions, if any, to which the tandem award is subject.

The specific terms and conditions of a participant’s dividend equivalent units will be set forth in an Award Agreement delivered to the participant.

Incentive awards. The Administrator has the authority to grant annual and long-term incentive awards. An incentive award is the right to receive a cash payment to the extent performance goals are achieved. The Administrator will determine all of the terms and conditions of each incentive award, including the performance goals, the performance period, the potential amount payable and the timing of payment, provided that the Administrator must require that payment of all or any portion of the amount subject to the award is contingent on the achievement of one or more performance goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the goals are deemed achieved upon a participant’s death, disability or (for awards not intended to qualify as performance-based compensation within the meaning of Code Section 162(m)) retirement, or such other circumstances as the Administrator may specify. For long-term incentive awards, the performance period must relate to a period of more than one fiscal year.

The specific terms and conditions of a participant’s incentive award will be set forth in an Award Agreement or another document delivered to the participant.

Other stock-based awards. The Administrator has the authority to grant other types of awards, which may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, shares of the Company’s common stock, either alone or in addition to or in conjunction with other awards, and payable in shares of the Company’s common stock or cash. Such awards may include shares of unrestricted common stock, which may be awarded, without limitation (except as provided in the 2016 Plan), as a bonus, in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or upon the attainment of performance goals or otherwise, or rights to acquire shares of the Company’s common stock from us. The Administrator determines all terms and conditions of the award, including the time or times at which such award is made and the number of shares of common stock to be granted pursuant to such award or to which such award relates. Any award that provides for purchase rights must be priced at 100% of the fair market value of the Company’s common stock on the date of the award.

The specific terms and conditions of a participant’s award will be set forth in an Award Agreement or another document delivered to the participant.

Performance goals. Awards may be made contingent on the achievement of performance goals. Performance goals include any goals the Administrator establishes that relate to one or more of the following with respect to the Company or any one or more of the Company’s subsidiaries, affiliates or other business units: book value; revenue; cash flow; total stockholder return; dividends; debt; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; ratio of debt to debt plus equity; profit before tax; gross profit; net profit; net operating profit; net operating profit after taxes; net sales; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; fair market value of shares; basic earnings per share; diluted earnings per share; return on stockholder equity; return on average equity; return on average total capital employed; return on net assets employed before interest and taxes; economic value added; return on year-end equity; capital; cost of capital; cost of equity; cost of debt; taxes; market share; operating ratios; customer satisfaction; customer retention; customer loyalty; strategic business criteria based on meeting specified revenue goals; market penetration goals; regulatory milestone goals; development milestone goals; investment performance goals; business expansion goals or cost targets; accomplishment of mergers, acquisitions, dispositions or similar extraordinary business transactions; profit returns and margins; financial return ratios; market performance and/or capital goals or returns or a combination of the foregoing. In addition, in the case of awards that the Administrator determines at the date of grant will not be considered “performance-based compensation” under Code Section 162(m), the Administrator may establish other performance goals.

Effect of a change of control. If the Company experiences a “change of control,” as defined in the 2016 Plan, then, unless otherwise expressly provided in an Award Agreement or another contract, or under the terms of a transaction constituting a change of control, the Administrator may, in its discretion, provide that:

• Any outstanding award (or portion thereof) will vest or be earned on an accelerated basis in connection with the change of control or a subsequent termination; and/or

• Any of the following will occur: (i) shares or other securities of the surviving corporation or any successor corporation, or a parent or subsidiary thereof, will be substituted for shares subject to any outstanding award, in which event the aggregate purchase or exercise price, if any, of such award, or portion thereof, will remain the same, (ii) any outstanding award, or portion thereof, will be converted into a right to receive cash or other property upon or following the consummation of the change of control in an amount equal to the value of the consideration to be received by holders of shares of the Company’s common stock in connection with the transaction for one share, less the per share purchase or exercise price of such award, if any, multiplied by the number of shares subject to such award, or portion thereof, (iii) the vesting (and, as applicable, the exercisability) of any and/or all outstanding awards will be accelerated, (iv) any outstanding and unexercised awards upon or following the consummation of the change of control (without the consent of an award holder or any person with an interest in an award) will be cancelled, (v) all outstanding options or stock appreciation rights will be cancelled in exchange for a cash payment equal to the excess of the change of control price per share over the exercise price of the shares subject to such option or stock appreciation right upon the change of control (or for no cash payment if such excess is zero), and/or (vi) any awards will be cancelled in exchange for a cash payment based on the value of the award as of the date of the change of control (or for no payment if the award has no value).

In general, if any payments or benefits paid by the Company under the 2016 Plan would cause payments made to or benefits received by a participant in connection with a change of control to be subject to the excise tax imposed by Code Section 4999 on excess parachute payments, then the payments will be delivered either (i) in full or (ii) in an amount such that the value of the aggregate payments is $1.00 less than the maximum amount that the participant may receive without being subject to the excise tax, whichever of (i) or (ii) results in the participant’s receipt of the greatest benefit on an after-tax basis.

Grants Under the 2016 Plan

Pursuant to the Plan, on March 30, 2016, the Board of the Company awarded to each non-employee director of the Company an option to purchase 48,000 shares of Company common stock at an exercise price of $1.12 per share. Such options will expire 10 years from the date of grant unless they terminate earlier upon a termination of service. The options granted to Lee Canaan and Scott Sensenbrenner are immediately vested, and the options granted to Sunitha Chundru Samuel and Robert Scannell will vest 50% on the first anniversary of their appointments to the Board and 50% on the second anniversary of their appointments to the Board. Ms. Chundru’s appointment to the Board was on April 20, 2015, and Mr. Scannell’s appointment to the Board was on November 17, 2015.

The foregoing description of the 2016 Plan and the Award Agreement does not purport to be complete and is qualified in its entirety by reference to the 2016 Plan and the Award Agreement, copies of which are filed as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	2016 Omnibus Incentive Plan of Rock Creek Pharmaceuticals, Inc.*

10.2	Form of Stock Option Award Agreement for Rock Creek Pharmaceuticals, Inc.’s 2016 Omnibus Incentive Plan*
_________________
*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK CREEK PHARMACEUTICALS, INC.

By:	/s/ Michael J. Mullan
Michael J. Mullan, Chairman of the Board and Chief Executive Officer

Date: April 5, 2016